LION BATTERY	9 Months Ended
May 31, 2020
Disclosure of detailed information about investment property [abstract]
LION BATTERY [Text Block]

5. LION BATTERY

On July 12, 2019 the Company and Anglo American Platinum Limited ("Amplats") entered into agreements to launch a new venture named Lion Battery Technologies Inc. ("Lion"). Lion was incorporated on June 17, 2019 to research new lithium battery technology utilizing platinum and palladium. The Company invested $4 as the original founder of Lion in exchange for 400,000 common shares of Lion at a price of $0.01 per share. On July 12, 2019 the Company and Amplats each invested $550 as a first tranche of funding into Lion in exchange for 1,100,000 Lion preferred shares each at a price of $0.50 per share. On August 21, 2020 the Company and Amplats each invested $350 as a second tranche of funding in exchange for 700,000 Lion preferred shares each at a price of $0.50 per shares. At August 31, 2020 the Company owned a 55% interest in Lion.

On July 12, 2019 Lion entered into a Sponsored Research Agreement ("SRA") with Florida International University ("FIU") to fund a $3.0 million research program over approximately three years. Both the Company and Amplats have agreed to equally invest up to an aggregate of $4.0 million into Lion, of which approximately $1.0 million would be for general and administrative expenses and the commercialization of the technology developed, subject to certain conditions. All funding into Lion by the Company or Amplats is to be in exchange for preferred shares of Lion at a price of $0.50 per share over an approximate three to four year period (see above paragraph). The Company accounts for Lion using equity accounting as Lion is jointly controlled with Amplats. Lion pays a fee of $3 per month to the Company for general and administrative services.  As at August 31, 2020, Lion batteries has $34 (2019 - $54) in current assets and $22 (2019 - $26)  in current liabilities and for the year ended August 31, 2020, loss from operations and comprehensive loss is $716 (2019 - $1,076).

Research work commenced at FIU during September 2019. During calendar 2020 FIU completed the first milestone research requirements pursuant to the SRA, which triggered the second tranche of funding to Lion in August 2020 for an aggregate amount of $700, of which $667 was provided by Lion to FIU for continued research.

Under the agreement with FIU, Lion will have exclusive rights to all intellectual property developed and will lead all commercialization efforts.  Lion is also currently reviewing several additional and complementary opportunities focused on developing next-generation battery technology using platinum and palladium.